Exhibit 99.1

NEWS RELEASE

Internap Reports First Quarter 2006 Financial Results

•	Record Revenues of $42.6 Million for Q1 2006
•
Record Net Income (GAAP) of $0.5 Million for Q1 2006 (including stock-based compensation expense of $1.5 million) compared with a Net Loss (GAAP) of $(0.6 million) for Q1 2005 (not including stock-based compensation expense)

•	Q1 2006 Cash Flow from Operations of $5.5 million compared with negative Cash Flow from Operations of $(1.7 million) for Q1 2005
•	Record Adjusted EBITDA of $5.8 million for Q1 2006

ATLANTA - May 4, 2006 - Internap Network Services Corporation (AMEX: IIP), a leading provider of performance-based routing services for IP networks, today reported financial results for the first quarter ended March 31, 2006.

For the first quarter of 2006, revenues totaled $42.6 million, an increase of 12.6% compared to the first quarter of 2005. Net income for the first quarter of 2006, on a generally accepted accounting principles (GAAP) basis, was $0.5 million, or $0.00 per diluted share, which includes a charge for non-cash stock-based compensation expense of $1.5 million, or $0.00 per diluted share, pursuant to the adoption of SFAS No. 123R in the first quarter, compared to a net loss on a GAAP basis for the first quarter of 2005 of $(0.6 million), or $(0.00) per basic and diluted share, which does not include the effect of stock-based compensation expense. Net income prior to 2006 did not include comparable stock-based compensation. Had the Company accounted for stock-based compensation under SFAS 123 in prior periods it would have reported a normalized net loss1 and normalized net loss per share for the first quarter of 2005 of $(3.2 million) and $(0.01), respectively.

Pro-forma net income1 for the first quarter of 2006 was $2.0 million, or $0.01 per diluted share, which excludes stock-based compensation expense of $1.5 million, or $0.00 per diluted share.

For comparative purposes to the fourth quarter of 2005, pro forma net income1 for the first quarter of 2006 was $2.0 million and $0.01 pro forma net income per diluted share1 versus a net loss on a GAAP basis of $(0.2 million) and $(0.00) per basic and diluted share for the fourth quarter of 2005.

Gross margin (defined as revenues of $42.6 million less $22.2 million of direct cost of network, excluding depreciation and amortization, divided by revenues) for the first quarter of 2006 was 48%.

The Company reported Adjusted EBITDA1 of $5.8 million for the first quarter, an improvement of $2.0 million from the fourth quarter of 2005 and an improvement of $2.8 million over Q1 2005. The Company also reported cash, cash equivalents and investments in marketable securities at March 31, 2006 of $44.4 million, an increase of $3.9 million from the end of the fourth quarter 2005.

____________
1 See “Use of Non-GAAP Financial Measures” below for definitions. A reconciliation of the non-GAAP financial measures to the most comparable GAAP financial measures is attached to this release and commences at the bottom of our condensed consolidated financial statements.

“Internap started 2006 with strong results by delivering quarterly year-over-year, double-digit revenue growth, as well as $0.5 million of net income and $2.0 million of pro forma net income in the first quarter,” said James DeBlasio, chief executive officer, Internap. “Our focus on managing costs and driving an increasing percentage of every incremental dollar of new revenue to the bottom line is evidenced by our reported positive net income and increasing cash position in the first quarter.”

Internap ended the quarter with 2,142 customers under contract, adding 50 new customers in the first quarter on a net basis.

2006 Full Year Guidance
•	Full year revenue growth over 2005 revenues is expected to be between 10-12%, up from earlier guidance of 5-7%
•	Gross margins are expected to be in the mid-to-high 40%’s range
•	Capital expenditures are expected in the range $12 million to $14 million, up from earlier guidance of $10 million to $12 million.
•	Adjusted EBITDA[1] is expected to range between $18 million to $22 million, up from earlier guidance of $16 - $19 million.

Conference Call Information:
Internap’s first quarter teleconference will be held today beginning at 5:00 p.m. EDT. The dial-in numbers are 866.202.0886; pass code 86358891 for domestic callers, and 617.213.8841; pass code 86358891 for international participants. The simultaneous web cast will be available from the Investor Relations section of the web site at: www.internap.com.

Internap will provide a replay of the teleconference on its website. A replay will be available from May 4th through May 11th at 888.286.8010; replay code 91895636 and international dial-in at 617.801.6888; replay code 91895636.

A reconciliation between GAAP information and non-GAAP information contained in this press release is provided in the tables below entitled, “Reconciliation of Net Income (Loss) to EBITDA and Net Cash Provided By (Used In) Operating Activities,” “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Cash Provided by (Used In) Operating Activities,” “Reconciliation of Net Income (Loss) and Diluted Net Income (Loss) Per Share to Normalized Net Income (Loss) and Diluted Net Income (Loss) Per Share, Including the Effect of Stock-Based Compensation,” and “Reconciliation of Net Income (Loss) and Diluted Net Income (Loss) Per Share to Pro Forma Net Income (Loss) and Diluted Net Income (Loss) Per Share, Excluding the Effect of Stock-Based Compensation Expense.” This information is also available on our Web Site under the Investor Relations heading.

About Internap

Internap is a market leader of intelligent route-control solutions that bring reliability, performance and security to the Internet. The company's patented and patent-pending technologies address the inherent weaknesses of the Internet, enabling enterprises to take full advantage of the benefits of deploying business-critical applications such as e-commerce, Voice-over-IP (VoIP), video-conferencing, and streaming audio/video across the Internet. Through a portfolio of high-performance IP solutions, customers can bypass congestion points, overcome routing inefficiencies and optimize performance of their applications. Internap solutions are backed by an industry-leading performance guarantee that covers the Internet as opposed to just one network. These offerings include: network- and premise-based route optimization solutions, colocation, VPN, content distribution and managed security services.

Internap currently serves more than 2,000 customers, including Fortune 1000 and mid-tier enterprises in the financial services, government, travel/hospitality, manufacturing, media/entertainment, technology and retail industries. The company provides services throughout North America, Europe, Asia and Australia. For more information, please visit the company website at www.internap.com.

Internap “Safe Harbor” Statement
Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding our future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based, and equally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Our reported GAAP-based results are negatively affected by the implementation of new accounting rules related to the expensing of stock options, commencing in 2006. Other important factors that may affect Internap’s business, results of operations and financial condition include, but are not limited to, our ability to sustain profitability; our ability to compete against existing and future competitors; pricing pressures; our ability to respond successfully to the evolution of the high performance Internet connectivity and services industry; our ability to respond successfully to technological change; our ability to deploy new access points in a cost-efficient manner; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms or at all; failure of third party suppliers to deliver their products and services on favorable terms or at all; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to secure adequate funding; the incurrence of additional restructuring charges; our ability to operate in light of restrictions in our credit facility, including our ability to maintain ratios set forth in the credit facility; our ability to attract and retain qualified personnel; our ability to protect ourselves and our customers from security breaches; our ability to protect our intellectual property; our ability to successfully complete future acquisitions; risks associated with international operations; claims relating to intellectual property rights; government regulation of the Internet; the dilutive effects of our stock price due to outstanding stock options and warrants; future sales of stock; effects of natural disasters or terrorist activity; and volatility of our stock price.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Internap is a trademark of Internap. All other trademarks and brands are the property of their respective owners.

Contacts:

Media Contact	Investor Contact
L.A. Campbell	Andrew Albrecht
404.302.9721	404.302.9841
lcampbell@internap.com	aalbrecht@internap.com

# # #

INTERNAP NETWORK SERVICES CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	For the three months ended March 31,
	2006	2005

Revenue	$42,625	$37,855

Costs and expense:
Direct cost of revenue, exclusive of depreciation and amortization, shown below	22,217	19,887
Customer support*	2,897	2,662
Product development*	1,225	1,445
Sales and marketing*	6,970	6,326
General and administrative*	5,190	4,490
Depreciation and amortization	3,932	3,496
Loss on disposals of property and equipment	2	6

Total operating costs and expense	42,433	38,312

Income (loss) from operations	192	(457)

Non-operating (income) expense:
Interest expense	251	374
Interest income	(424)	(275)
Other, net	(176)	14

Total non-operating (income) expense	(349)	113

Net income (loss)	$541	$(570)

Basic net income (loss) per share	$0.00	$(0.00)

Diluted net income (loss) per share	$0.00	$(0.00)

Weighted average shares used in computing basic net income (loss) per share	342,928	338,199

Weighted average shares used in computing diluted net income (loss) per share	344,567	338,199

*Includes the following amounts related to equity awards:
Customer support	$378	$--
Product development	159	--
Sales and marketing	585	--
General and administrative	385	--
Total	$1,507	$--

INTERNAP NETWORK SERVICES CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	March 31, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$30,007	$24,434
Short-term investments in marketable securities	14,402	16,060
Accounts receivable, net of allowance of $711 and $963, respectively	17,148	19,128
Inventory	610	779
Prepaid expenses and other assets	4,048	2,957

Total current assets	66,215	63,358

Property and equipment, net of accumulated depreciation of $145,910 and $143,687, respectively	47,674	50,072
Investments	2,068	1,999
Intangible assets, net of accumulated amortization of $18,245 and $18,100, respectively	2,185	2,329
Goodwill	36,314	36,314
Deposits and other assets	1,134	1,297

	$155,590	$155,369

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Notes payable, current portion	$4,375	$4,375
Accounts payable	4,396	5,766
Accrued liabilities	6,370	7,267
Deferred revenue, current portion	2,544	2,737
Capital lease obligations, current portion	571	559
Restructuring liability, current portion	1,246	1,202

Total current liabilities	19,502	21,906

Notes payable, less current portion	6,563	7,656
Deferred revenue, less current portion	607	533
Capital lease obligations, less current portion	100	247
Restructuring liability, less current portion	4,687	5,075
Deferred rent	10,301	9,185
Other long-term liabilities	1,058	1,039

Total liabilities	42,818	45,641

Commitments and contingencies

Stockholders' equity:
Series A convertible preferred stock, $0.001 par value, 3,500 shares designated, no shares issued or outstanding	--	--
Common stock, $0.001 par value, 600,000 shares authorized, 343,999 and 341,677 shares issued and outstanding, respectively	344	342
Additional paid-in capital	971,908	969,493
Accumulated deficit	(859,571)	(860,112)
Accumulated items of other comprehensive income	91	5

Total stockholders' equity	112,772	109,728

	$155,590	$155,369

INTERNAP NETWORK SERVICES CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended March 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$541	$(570)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,932	3,496
Loss on disposal of assets	2	--
Provision for doubtful accounts	(23)	363
(Income) loss from equity method investment	(47)	16
Non-cash changes in deferred rent	1,116	470
Stock-based compensation expense	1,507	--
Other, net	--	(48)
Changes in operating assets and liabilities:
Accounts receivable	2,002	(22)
Inventory	169	75
Prepaid expenses, deposits and other assets	(928)	(81)
Accounts payable	(1,369)	(4,389)
Accrued liabilities	(897)	(427)
Deferred revenue	(120)	36
Accrued restructuring charge	(344)	(620)

Net cash provided by (used in) operating activities	5,541	(1,701)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,391)	(2,958)
Purchases of investments in marketable securities	(2,996)	--
Maturities of marketable securities	4,704	1,815
Proceeds from disposal of property and equipment	15	--
Other, net	--	(52)

Net cash used in (provided by) investing activities	332	(1,195)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on notes payable	(1,094)	(1,729)
Payments on capital lease obligations	(135)	(124)
Proceeds from exercise of stock options, employee stock purchase plan, and exercise of warrants	910	99
Other, net	19	--

Net cash used in financing activities	(300)	(1,754)

Net increase (decrease) in cash and cash equivalents	5,573	(4,650)
Cash and cash equivalents at beginning of period	24,434	33,823

Cash and cash equivalents at end of period	$30,007	$29,173

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Supplemental disclosure of cash flow information:

Cash paid for interest, net of amounts capitalized	$229	$358
Non-cash acquisition of fixed assets	--	971
Changes in accounts payable attributable to purchases of property and equipment	--	(1,306)

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Internap has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Recent legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures helps investors to gain a more meaningful understanding of our future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. This measure is also used by management in their financial and operating decision-making.

Internap defines “normalized net income (loss)” and the comparable per share calculation as net income (loss) including pro forma stock-based compensation in periods prior to the adoption of SFAS No. 123R on January 1, 2006. Internap defines “pro forma net income (loss)” and the comparable per share calculation as net income (loss) excluding stock-based compensation in periods subsequent to the adoption of SFAS No. 123R on January 1, 2006. Internap considers normalized and pro forma net income (loss) and the comparable per share calculations to be important factors in comparing operating results before and after our adoption of SFAS No. 123R.

Internap defines "Adjusted EBITDA" as net income, before interest, taxes, depreciation and amortization, excluding stock-based compensation expense. Internap considers Adjusted EBITDA to be an important indicator of the company's operational strength and performance of its business and a good measure of the company's historical operating trends.

Adjusted EBITDA eliminates items that are not part of the company's core operations, such as net interest, and excludes depreciation and amortization expense, which is based on the Company's estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the company's deployed network and may not be indicative of current or future capital expenditures.

Normalized and pro forma net income (loss), the comparable per share calculations and Adjusted EBITDA should be considered in addition to, not as a substitute for, the company's net income, as well as other measures of financial performance reported in accordance with GAAP.

Internap does not provide forward-looking guidance for certain financial data, such as depreciation, amortization, stock-based compensation, net income (loss) from operations, interest income, cash generated from operating activities and cash used in investing activities, and as a result, is not able to provide a reconciliation of GAAP to non-GAAP financial measures for forward-looking data. Internap intends to calculate the various non-GAAP financial measures in future periods consistent with how it was calculated for the three months ended March 31, 2006 and December 31, 2005 and year ended December 31, 2005, presented within this press release.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the company is presenting the most comparable GAAP financial measures and reconciling the non-GAAP financial measures to such comparable GAAP measures.

INTERNAP NETWORK SERVICES CORPORATION

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
(Unaudited, in thousands)

	Three Months Ended
	March 31,	December 31,
	2006	2005
Revenue	$42,625	$40,292
Direct cost of revenue, excluding depreciation and amortization	22,217	21,774
Customer support*	2,897	2,531
Product development*	1,225	910
Sales and marketing*	6,970	6,311
General and administrative*	5,190	5,035
Depreciation and amortization	3,932	4,035
Restructuring costs	--	8
Loss (gain) on sale of equipment	2	(15)
Income (loss) from operations	192	(297)
Non-operating income, net	(349)	(120)
Net income (loss)	$541	$(177)

EBITDA reconciliation:
Net income (loss)	$541	$(177)
Depreciation and amortization	3,932	4,035
Income taxes	--	--
Interest income, net	(173)	(97)
EBITDA	4,300	3,761
Interest income, net	173	97
Provision for doubtful accounts	(23)	420
Non-cash changes in deferred rent	1,116	651
Stock-based compensation expense	1,507	60
Lease incentive	--	713
Other non-cash adjustments	(45)	(73)
Changes in operating assets and liabilities:
Accounts receivable	2,002	(2,446)
Inventory, prepaid expenses, deposits and other assets	(759)	49
Accounts payable, accrued liabilities, deferred revenue and accrued restructuring charges	(2,730)	(1,754)
Net cash provided by operating activities	$5,541	$1,478

*Includes the following amounts related to equity awards:
Customer support	$378	$--
Product development	159	--
Sales and marketing	585	--
General and administrative	385	60
Total	$1,507	$60

INTERNAP NETWORK SERVICES CORPORATION

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA AND
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
(Unaudited, in thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2006	2005	2005
Revenue	$42,625	$40,292	$37,855
Direct cost of revenue, excluding depreciation and amortization	22,217	21,774	19,887
Customer support*	2,897	2,531	2,662
Product development*	1,225	910	1,445
Sales and marketing*	6,970	6,311	6,326
General and administrative*	5,190	5,035	4,490
Depreciation and amortization	3,932	4,035	3,496
Restructuring costs	--	8	--
Loss (gain) on sale of equipment	2	(15)	6
Income (loss) from operations	192	(297)	(457)
Non-operating (income) expense, net	(349)	(120)	113
Net income (loss)	$541	$(177)	$(570)

Adjusted EBITDA reconciliation:
Net income (loss)	$541	$(177)	$(570)
Depreciation and amortization	3,932	4,035	3,496
Income taxes	--	--	--
Interest (income) expense, net	(173)	(97)	99
Stock-based compensation expense	1,507	60	--
Adjusted EBITDA	5,807	3,821	3,025
Interest income (expense), net	173	97	(99)
Provision for doubtful accounts	(23)	420	363
Non-cash changes in deferred rent	1,116	651	470
Lease incentive	--	713	--
Other non-cash adjustments	(45)	(73)	(32)
Changes in operating assets and liabilities:
Accounts receivable	2,002	(2,446)	(22)
Inventory, prepaid expenses, deposits and other assets	(759)	49	(6)
Accounts payable, accrued liabilities, deferred revenue and accrued restructuring charges	(2,730)	(1,754)	(5,400)
Net cash provided by operating activities	$5,541	$1,478	$(1,701)

*Includes the following amounts related to equity awards:
Customer support	$378	$--	$--
Product development	159	--	--
Sales and marketing	585	--	--
General and administrative	385	60	--
Total	$1,507	$60	$--

INTERNAP NETWORK SERVICES CORPORATION

RECONCILIATION OF NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER
SHARE TO NORMALIZED NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER
SHARE, INCLUDING THE EFFECT OF STOCK-BASED COMPENSATION
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2006	2005
Net loss, as reported for prior periods[1]	$ N/A	$(570)

Stock-based compensation expense[2]	1,507	2,616

Normalized net income (loss) including the effect of stock-based compensation expense[3]	541	(3,186)

Diluted net loss per share - reported for prior periods[1]	N/A	(0.00)

Stock-based compensation expense, per share[2]	(0.00)	(0.01)

Diluted normalized net income (loss) per share, including the effect of stock-based compensation expense[3]	0.00	(0.01)

____________________
1 Net loss and net loss per share prior to the first quarter of 2006 did not include an expense related to stock options under Statement of Financial Accounting Standards (SFAS) No. 123 as the recognition provisions of SFAS No. 123 were not adopted.

2  Equity-based compensation expense and equity-based compensation expense per share prior to the first quarter of 2006 is calculated based on the pro forma application of SFAS No. 123 as previously disclosed in the footnotes to Internap’s financial statements.

3 Net loss and net loss per share prior to the first quarter of 2006 is based on the pro forma application of SFAS No. 123 as previously disclosed in the footnotes to Internap’s financial statements.

INTERNAP NETWORK SERVICES CORPORATION

RECONCILIATION OF NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER
SHARE TO PRO FORMA NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER
SHARE, EXCLUDING THE EFFECT OF STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,
	2006	2005
GAAP net income (loss), as reported[1]	$541	$(177)

Stock-based compensation expense	1,507	60

Pro forma net income (loss)	$2,048	$(117)

GAAP basic and diluted net income (loss) per share	$0.00	$(0.00)

Pro forma basic and diluted net income (loss) per share	$0.01	$(0.00)

____________________
1 Net loss and net loss per share prior to the first quarter of 2006 did not include an expense related to stock options under Statement of Financial Accounting Standards (SFAS) No. 123 as the recognition provisions of SFAS No. 123 were not adopted